Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                   ----------

                          WATER PIK TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                          25-1843384
(State or other jurisdiction of              (I.R.S. Employr Identification No.)
incorporation or organization)


                          23 CORPORATE PLAZA, SUITE 246
                         NEWPORT BEACH, CALIFORNIA 92660

                    (Address of principal executive offices)


                  WATER PIK TECHNOLOGIES, INC. RETIREMENT PLAN
                            (Full title of the plan)

                                RICHARD D. TIPTON
                   VICE PRESIDENT, GENERAL COUNSEL & SECRETARY

                          WATER PIK TECHNOLOGIES, INC.
                          23 CORPORATE PLAZA, SUITE 246

                         NEWPORT BEACH, CALIFORNIA 92660
                     (Name and address of agent for service)

                                 (949) 719-3700

          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

================================================================================
   TITLE OF                     PROPOSED MAXIMUM  PROPOSED MAXIMUM    AMOUNT OF
  SECURITIES      AMOUNT TO BE   OFFERING PRICE       AGGREGATE     REGISTRATION
TO BE REGISTERED   REGISTERED      PER SHARE       OFFERING PRICE        FEE

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Common Stock,
par value
$.01 per share    115,000(1)      $7.875(3)          $905,625          $240
                   85,000(2)                                        See Note (4)

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         (1) This Registration Statement also registers additional securities to be offered or issued upon adjustments or changes made to registered securities by reason of any stock splits, stock dividends or similar transactions as permitted by Rule 416(a) and Rule 416(b) under the Securities Act of 1933, as amended (the "Securities Act"), and, pursuant to Rule 416(c) under the Securities Act, this Registration Statement covers an indeterminate number of interests to be offered or sold pursuant to the Water Pik Technologies, Inc. Retirement Plan.

         (2) In addition to the 115,000 new shares being registered hereunder, the Registrant hereby transfers, and this Registration Statement shall be deemed to apply to, 85,000 shares of the Registrant's Common Stock (and the participation interests associated therewith) previously registered, but not used, under an S-8 Registration Statement (File No. 333-96451) filed by Registrant on February 9, 2000 (the "401(k) Plan Statement") registering shares of Registrant's Common Stock to

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be offered under the Teledyne,  Inc. 401(k) Plan. In conjunction with the filing of this Registration Statement, the Registrant is filing a Post-Effective Amendment to the 401(k) Plan Statement acknowledging the transfer of shares to this Registration Statement.

         (3) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h). The fee is calculated on the basis of the average of the high and low prices for the Registrant's Common Stock reported on the New York Stock Exchange on August 15, 2000.

         (4) Aggregate registration fees of $198 were paid in connection with the shares of Registrant's Common Stock registered under the 401(k) Plan Statement (File No. 333-96451).

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


PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference into this Registration Statement: (i) the Registrant's Annual Report on Form 10-K for the fiscal year ending December 31, 1999 (File No. 001-15297); (ii) all other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1999; and (iii) the description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 10, as amended, filed with the Commission (the "Form 10").

          All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement or by any document which constitutes part of the prospectus relating to the Water Pik Technologies, Inc. Retirement Plan meeting the requirements of Section 10(a) of the Securities Act.

ITEM 4.   DESCRIPTION OF SECURITIES.

          The class of securities to be offered under this Registration Statement is registered under Section 12 of the Exchange Act.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

          None.


ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL") permits a Delaware corporation, in its certificate of incorporation, to limit or eliminate, subject to certain statutory limitations, the liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Article SEVEN of the Registrant's Restated Certificate of Incorporation provides that no director of the Registrant shall be personally liable to the Registrant or its stockholders in accordance with the foregoing provisions of Section 102(b)(7).

          Under Section 145 of the DGCL, a Delaware corporation has the power to indemnify directors and officers under certain prescribed circumstances and, subject to certain limitations, against certain costs and expenses, including attorneys' fees, actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of being a director or officer of the Registrant if it is determined that the director or the officer acted in accordance with the applicable standard of conduct set forth in such statutory
provision.   Article  EIGHT  of  the   Registrant's





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Restated  Certificate  of  Incorporation  provides that any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or an officer of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Registrant to the fullest extent authorized by the DGCL.

          The Registrant has purchased directors' and officers' liability insurance covering certain liabilities which may be incurred by the officers and directors of the Registrant in connection with the performance of their duties.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          None.


ITEM 8.   EXHIBITS.

          The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

EXHIBIT NO.                           DESCRIPTION
-----------                           -----------

   4.1 Restated Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 3.1 of the Registrant's Annual Report on Form 10-K filed for the year ended December 31, 1999 (File No. 001-15297)).

   4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form 10/A-4 filed on November 12, 1999 (File No. 001-15297)).

   5.1 Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the shares being registered hereunder.

  23.1              Consent of Ernst & Young LLP, independent auditors.

  23.2 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

  24.1 Power of Attorney (set forth on the signature page of this Registration Statement).

         The Registrant hereby undertakes to submit the Water Pik Technologies, Inc. Retirement Plan and any amendment thereto to the Internal Revenue Service (the "IRS") in a timely manner and to make all changes required by the IRS to qualify such plan.



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ITEM 9.   UNDERTAKINGS.

          (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers of sales are being made, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus  required by Section  10(a)(3)
               of the Securities Act;

                    (ii) To  reflect  in the  prospectus  any  facts  or  events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                    (iii) To include any  material  information  with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

Provided, however, that Paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or
         Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                      * * *

                  (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on this 17th day of August, 2000.


                                       WATER PIK TECHNOLOGIES, INC.


                                       By: /s/ Michael P. Hoopis
                                           -------------------------------------
                                           Michael P. Hoopis
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

     We, the undersigned directors and officers of Water Pik Technologies, Inc., do hereby constitute and appoint Michael P. Hoopis and Victor C. Streufert, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act and any rules, regulations and requirements of the Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:

     SIGNATURE                           CAPACITY                      DATE
     ---------                           --------                      ----


/s/ Michael P. Hoopis           President and Chief Executive    August 17, 2000
--------------------------      Officer (Principal Executive
Michael P. Hoopis               Officer) and a Director



/s/ Victor C. Streufert         Vice President--Finance and      August 17, 2000
--------------------------      Chief Financial Officer
Victor C. Streufert             (Principal Financial Officer
                                and Principal Accounting
                                Officer)



/s/ William G. Ouchi            Director                         August 17, 2000
--------------------------
William G. Ouchi



/s/ Robert P. Bozzone
--------------------------      Director                         August 17, 2000
Robert P. Bozzone



/s/ W. Craig McClelland
--------------------------      Director                         August 17, 2000
W. Craig McClelland




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     SIGNATURE                           CAPACITY                      DATE
     ---------                           --------                      ----


/s/ Charles J. Queenan, Jr.
--------------------------      Director                         August 17, 2000
Charles J. Queenan, Jr.



/s/ James E. Rohr
--------------------------      Director                         August 17, 2000
James E. Rohr






Pursuant to the requirements of the Securities Act of 1933, Water Pik Technologies, Inc. has duly caused this Registration Statement to be signed on its behalf as Plan Administrator of the Water Pik Technologies, Inc. Retirement Plan by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on August 17, 2000.



                         WATER PIK TECHNOLOGIES, INC. -
                         PLAN ADMINISTRATOR


                         By:  /s/ Victor C. Streufert
                              --------------------------------------------------
                              Victor C. Streufert
                              Vice President - Finance & Chief Financial Officer





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                                  EXHIBIT INDEX


 EXHIBIT NO.                      DESCRIPTION
------------                      -----------

   4.1 Restated Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 3.1 of the Registrant's Annual Report on Form 10-K filed for the year ended December 31, 1999 (File No. 001-15297)).

   4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form 10/A-4 filed on November 12, 1999 (File No. 001-15297)).

   5.1 Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the shares being registered hereunder.

  23.1              Consent of Ernst & Young LLP, independent auditors.

  23.2 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

  24.1 Power of Attorney (set forth on the signature page of this Registration Statement).




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